Exhibit 13.2

            CERTIFICATION OF THE CHIEF FINANCIAL OFFICER PURSUANT TO
                             18 U.S.C. SECTION 1350

In connection with the Transition Report on Form 20-F of ART Advanced Research Technologies Inc. for the fiscal period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jacques Bedard, Chief Financial Officer of ART Advanced Research Technologies Inc., certify to my knowledge, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ART Advanced Research Technologies Inc.

Date: June 28, 2004

                                                ART ADVANCED RESEARCH
                                                TECHNOLOGIES INC.

                                                (s) Jacques Bedard
                                                --------------------------------
                                                Name: Jacques Bedard
                                                Title: Chief Financial Officer